Quarterly Holdings Report
for
Fidelity® Health Savings Index Fund
December 31, 2022
HSI-NPRT1-0323
1.9897519.102
Equity Central Funds - 11.2%
	Shares	Value ($)
Fidelity Commodity Strategy Fund (a)	3,577	369,041
Fidelity Emerging Markets Index Fund (a)	60,063	566,396
Fidelity International Index Fund (a)	30,377	1,251,218
Fidelity Real Estate Index Fund (a)	9,719	141,220
TOTAL EQUITY CENTRAL FUNDS (Cost $2,501,813)		2,327,875

Fixed-Income Central Funds - 13.0%
	Shares	Value ($)
Investment Grade Fixed-Income Funds - 13.0%
Fidelity Inflation-Protected Bond Index Central Fund (b) (Cost $3,255,641)	30,745	2,699,416

Money Market Central Funds - 0.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (c) (Cost $49,429)	49,420	49,429

U.S. Treasury Obligations - 0.1%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.39% 3/30/23 (e) (Cost $9,894)	10,000	9,898

Investment Companies - 31.0%
	Shares	Value ($)
Fidelity Total Market Index Fund (a)	29,560	3,132,723
Invesco Senior Loan ETF	28,574	586,624
iShares iBoxx $ High Yield Corporate Bond ETF	3,068	225,897
iShares JPMorgan USD Emerging Markets Bond ETF	22,439	1,898,115
iShares MSCI USA Minimum Volatility ETF	7,466	538,299
VanEck JP Morgan EM Local Currency Bond ETF	1,851	44,850
TOTAL INVESTMENT COMPANIES (Cost $7,068,629)		6,426,508

Fixed-Income Funds - 44.5%
	Shares	Value ($)
Fidelity International Bond Index Fund (a)	437,992	3,858,710
Fidelity Long-Term Treasury Bond Index Fund (a)	210,540	2,134,874
Fidelity U.S. Bond Index Fund (a)	318,092	3,238,172
TOTAL FIXED-INCOME FUNDS (Cost $10,732,855)		9,231,756

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $23,618,261)	20,744,882
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(11,201)
NET ASSETS - 100.0%	20,733,681

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	4	Mar 2023	431,719	54	54

The notional amount of futures purchased as a percentage of Net Assets is 2.1%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $9,898.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	1,849	113,857	66,277	125	-	-	49,429	0.0%
Fidelity Inflation-Protected Bond Index Central Fund	2,537,896	442,316	27,328	291,218	(2,192)	(251,276)	2,699,416	0.4%
Total	2,539,745	556,173	93,605	291,343	(2,192)	(251,276)	2,748,845

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Commodity Strategy Fund	436,441	17,933	88,717	3,932	(62,467)	65,851	369,041
Fidelity Emerging Markets Index Fund	529,810	113,773	109,245	13,108	(32,814)	64,872	566,396
Fidelity International Bond Index Fund	3,841,487	331,647	305,148	22,337	(22,709)	13,433	3,858,710
Fidelity International Index Fund	741,301	452,540	47,996	30,215	679	104,694	1,251,218
Fidelity Long-Term Treasury Bond Index Fund	2,091,132	272,913	188,450	16,002	(48,070)	7,349	2,134,874
Fidelity Real Estate Index Fund	131,617	6,697	862	1,956	(88)	3,856	141,220
Fidelity Total Market Index Fund	3,301,986	159,085	528,974	44,748	(55,598)	256,224	3,132,723
Fidelity U.S. Bond Index Fund	2,677,964	696,963	165,622	20,119	(15,292)	44,159	3,238,172
	13,751,738	2,051,551	1,435,014	152,417	(236,359)	560,438	14,692,354

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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